Exhibit 99.4
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Contacts: Sherman Miller, President and CEO
Max P. Bowman, Vice President and CFO
(601) 948-6813
CAL-MAINE FOODS, INC. ANNOUNCES
AGREEMENT WITH COMPANY’S FOUNDER’S FAMILY
ALSO ANNOUNCES
NEW $500 MILLION SHARE REPURCHASE PROGRAM
Announces Potential Transition to Non-Controlled Company

RIDGELAND, Miss.

(February 25, 2025) -

Cal-Maine Foods,

Inc. (NASDAQ:

CALM) (“Cal-Maine

Foods”
or the “Company”)

today announced that

it has entered

into an agreement

with members of

the family of
its

founder

Fred

R. Adams, Jr.,

relating

to

the

potential

diversification

of

their

individual

financial
portfolios.

As discussed below, the

agreement creates a process

for the potential conversion

of all of their
super

voting

Class A

Common

Stock

(“Class

A

Shares”)

to Cal-Maine

Foods’

Common Stock

(“Common
Shares”).

Should the conversion occur, all the Company’s shares would be a single class, with one vote per share. Because

the family-owned

controlling stockholder

owns all

of the

Company’s super

voting shares,
converting those shares

into Common Shares

would cause the

controlling stockholder’s voting

power to fall
from 53.2% to

12.0%, although

its economic

interest in

the Company would

remain unchanged

at 12.0%.
The potential diversification could result

in the Company ceasing to

be a “controlled company” pursuant

to
the

rules

of

The

Nasdaq

Stock

Market.

The

timing

and

manner

of

these

potential

diversification
transactions

have

not been

decided. The

Board of

Directors

(the

“Board”) has

taken

the

steps described
below to position the Company for the potential loss of controlled company status.
The Company also announced that its Board

has approved a new share repurchase program which
authorizes repurchases of

up to $500 million

of Cal-Maine Foods’

Common Stock.

The actual timing,

value
and

manner

of

share

repurchases

will

be

determined

by

management

in

its

discretion.

The

Company
expects

to

strategically

and

opportunistically

repurchase

shares

from

time

to

time

in

the

open

market,
subject to market conditions and other factors.
As described below, the

Company has granted

registration rights to the

family members to facilitate
the sale of

Common Shares in

the open market,

should they decide

to sell their

shares.

It is also

possible
that the

Company could use

a portion of

its new

share repurchase program

to repurchase some

of the family
members’ Common

Shares as

part of

the family’s

portfolio diversification

efforts.

Any repurchases

from
the family members would require approval from the Special Committee of the Board described below.
Sherman

Miller,

President

and

Chief

Executive

Officer

of

Cal-Maine

Foods,

added,

“Our

share
repurchase program underscores our continued confidence in the strength of our business and future cash flow generation,

as well

as our

commitment to

returning capital

to our

valued shareholders.

We enjoy

a
strong

cash

balance

and

strong

balance

sheet.

Our

management

and

Board

are

continually

evaluating
opportunities

to

deploy

our

cash

in

a

manner

to

achieve

the

best

value

for

our

stockholders.

The

share
repurchase program provides us with another tool to achieve that objective.”
Agreement with Founder’s Family
Cal-Maine

Foods

has

entered

into

an

Agreement

Regarding

Conversion

(the

“Conversion
Agreement”) with DLNL, LLC (“Daughters’ LLC”) and its members (the “Members”), who include

-MORE-
Mr. Adams’

four

daughters

and

Adolphus

B. Baker,

Board

Chair

(and

Mr. Adams’

son-in-law).

The
Conversion Agreement was unanimously approved and recommended to the

Board by a special committee
consisting solely of independent directors.
Daughters’

LLC

holds

4.8 million

shares

of

the

Class

A

Shares,

representing

100%

of

the
outstanding Class A

Shares.

The Class

A Shares

have ten

votes per

share and

are convertible

on a

share-
for-share

basis

into

Common

Shares,

which

have

one

vote

per

share.

Generally,

the

Class

A

Shares
automatically convert to Common Shares upon transfer to persons not related to the family.
The outstanding

Class A

Shares currently

represent approximately

52.0% of

the Company’s

total
voting

power.

In

addition

to

the

Class A

Shares,

Daughters’

LLC

also

holds

approximately

1.1 million
Common Shares,

bringing the

total voting

power of

the shares

held by

Daughters’ LLC

to approximately
53.2%.
The

Members

have

advised

the

Company

that

they

are

potentially

interested

in

selling

all

or

a
portion

of

the

Common

Shares

held

by

Daughters’

LLC,

including

shares

that

would

be

issued

upon
conversion of its Class A Shares.

The Members indicated that they were willing to work with the Company towards achieving a smooth

transition.

Before giving effect to

any potential sales, if

Daughters’ LLC were
to convert all of

its Class A Shares into Common

Shares, Daughters’ LLC’s total voting

power would decline
from 53.2%

to 12.0%

of the

voting power

of the

Company’s then

-outstanding Common

Shares but

there
would be no impact on Daughters’

LLC’s economic interest in the Company,

which would remain at 12.0%.
Pursuant

to

the

Conversion

Agreement,

Daughters’

LLC

has

agreed

not

to

convert

any

Class A
Shares

into

Common

Shares

until

after

the

effectiveness

of

the

Restated

Charter

(as

defined

below).

Daughters’

LLC

has

also

agreed

that

if

it

converts

any

Class

A

Shares

into

Common

Shares,

it

will
simultaneously

convert

all

(but

not

less

than

all)

Class

A

Shares

into

Common

Shares

(the

“Class

A
Conversion”).

The Conversion Agreement does

not require Daughters’ LLC

to convert any Class A

Shares
or to sell any shares.
If

the

Class A

Conversion

does

occur,

the

Company

would

have

a

single

class

of

common

stock
outstanding with one vote per share, resulting in the following benefits to stockholders:
● A reduction in the concentration of voting power
● Simplification of the Company’s equity capital structure
● Better alignment of the voting rights and economic interests of all stockholders
●
Broader

appeal

of

the

Company’s

shares

to

investors,

many

of

which

prefer

single

voting
class common stock structures
The

Conversion

Agreement

grants

registration

rights

to

the

Members,

but

those

rights

do

not
become

effective

until

after

the

Class

A

Conversion

occurs.

The

registration

rights

expire

on

(1) the

12-
month anniversary of the date of the Class A Conversion or (2) December 31, 2026, whichever is earlier.
In connection

with the

approval of

the Conversion

Agreement,

the Board

unanimously approved
the adoption

of the

Company’s

Third Amended

and Restated

Certificate of

Incorporation (the

“Restated
Charter”),

which

was

approved

by

Daughters’

LLC

by

majority

written

consent

in

lieu

of

a

meeting

of
stockholders.

The Restated Charter

will become effective

upon filing with

the Secretary of

State of the

State
of

Delaware

(the

“Delaware

Secretary

of

State”).

The

Board

also

amended

and

restated

the

Company’s
bylaws to

align them

with the

Restated Charter.

The amended

and restated

bylaws will

become effective
when the Restated Charter becomes effective.

Because Daughters’ LLC has approved the Restated Charter
by majority written consent, no further stockholder action is required at this time.
Among other things,

the Restated Charter

divides the Board

into three classes

of directors serving
staggered three-year terms.

Cal-Maine Foods expects the term of the first

class of directors to expire at the
2025 annual meeting of stockholders.

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The

Board

plans

to

establish

a

fully

independent

Nominating

and

Corporate

Governance
Committee, and

the independent

directors will

appoint a

lead independent

director, to

be effective

upon
the effectiveness of the Restated Charter.
Dolph Baker, Board

Chair of Cal-Maine

Foods, stated, “I

am confident in

the future of

the Company,
its

strategy

and

its

management

team.

The

decisions

to

consider

diversifying

our

family’s

individual
financial portfolios are personal decisions made

in connection with our own respective financial

and estate
planning

efforts.

The

Board

has

asked

me

to

remain

as

executive

Board

Chair

at

least

through

the
Company’s

2027

annual

meeting

of

stockholders,

and

I

look

forward

to

working

with

our

Board

and
management as we continue to successfully execute our strategy.”
Miller

stated,

“These

arrangements

will

provide

the

Company

with

stability

of

governance

and
management

during

its

transition

from

controlled

to

non-controlled

company

status

and

facilitate

the
Members’

portfolio

diversification

in

an

orderly

manner

in

compliance

with

legal

requirements.

Since
1986,

Dolph

Baker has

contributed

to

the

tremendous

growth

and success

of

Cal-Maine

Foods.

We

are
pleased that

he will

remain executive

Board Chair

at least

through our

2027 annual

meeting, and

we will
continue

to

benefit

from

his
deep

understanding

of

the

Company’s

operations,

depth

and

breadth

of
experience and continued poultry industry engagement.”
$500 Million Share Repurchase Program
The

share

repurchase

program

authorizes

Cal-Maine

Foods,

in

management’s

discretion,

to
repurchase

up

to

$500 million

of

Common

Shares

from

time

to

time,

subject

to

market

conditions

and
other

factors.

The

actual

timing,

number

and

value

of

shares

repurchased

under

the

program

will

be
determined by

management in

its discretion

and will

depend on

a number

of factors,

including, but

not
limited to, the market price of Common Shares and general market and economic conditions.
Share

repurchases

under

the

program

may

be

made

from

time

to

time

through

solicited

or
unsolicited

transactions

in

the

open

market,

in

privately

negotiated

transactions

or

by

other

means

in
accordance with securities

laws.

The Company expects

that share repurchases

under the program

will be
funded from

one or

a combination

of existing

cash balances

and future

free cash

flow.

The share

repurchase
program does not obligate Cal-Maine Foods to repurchase any specific amount of shares, does not have an expiration date, and may be suspended, modified or discontinued at any time without prior notice.
Additional Information and Where To Find It
The Company intends

promptly to file

a preliminary Information

Statement with the

U.S. Securities
and Exchange Commission (the “SEC”) regarding the Restated Charter and related matters.

The Restated
Charter will become effective upon filing with the Delaware Secretary of State, which the Company expects
to occur on or promptly after the

20th calendar day following the distribution of the

definitive Information
Statement to stockholders.
Because the Restated Charter has

been approved by the Board

and by the stockholder vote

required
by

law,

the

Company

will

not

be

soliciting

proxies

or

holding

a

meeting

of

stockholders

to

consider

the
Restated Charter.
Additional details

regarding the

Conversion Agreement,

the Restated Charter

and related

matters
are contained

in a Form

8-K filed by

the Company

with the

SEC contemporaneously

with the

issuance of
this press release and will also be contained in the Information Statement.

Investors may obtain copies of
all documents filed by Cal-Maine with the SEC, free of charge, at the

SEC’s website, www.sec.gov or at Cal-
Maine Food’s website at www.calmainefoods.com/sec-filings.

About Cal-Maine Foods
Cal-Maine

Foods

is

primarily

engaged

in

the

production,

grading,

packaging,

marketing

and
distribution

of

fresh

shell

eggs,

including

conventional,

cage-free,

organic,

brown,

free-range,

pasture-
raised and nutritionally enhanced eggs.

The Company, which is headquartered

in Ridgeland, Mississippi,
is

the

largest

producer

and

distributor

of

fresh

shell

eggs

in

the

nation

and

sells

most

of

its

shell

eggs
throughout the majority of the United States.
Forward Looking Statements
Statements

contained

in

this

press

release

that

are

not

historical

facts

are

forward-looking
statements as that term

is defined in the

Private Securities Litigation Reform

Act of 1995.

The forward-
looking

statements

are

based

on

management’s

current

intent,

belief,

expectations,

estimates

and
projections

regarding our

Company

and

our

industry.

These statements

are not

guarantees

of future
performance and involve risks,

uncertainties, assumptions and

other factors that are

difficult to predict
and may be

beyond our control.

The factors that

could cause actual

results to differ

materially from those
projected in the forward-looking statements

include, among others, (i) the risk factors

set forth in Part I
Item 1A Risk Factors

of our Annual Report

on Form 10-K for

the year ended June 1, 2024,

as well as those
included in other

reports we

file from

time to

time with

the SEC (including

our Quarterly Reports

on Form
10-Q and Current Reports on Form 8-K), (ii) the occurrence of any event, change or other circumstances that could give

rise to the

Board’s decision to

abandon the Restated

Charter or to

the termination of

the
Conversion Agreement, (iii) the effect of the announcement of the Conversion Agreement on the Common
Shares’

trading

price,

the

ability

of

the

Company

to

retain

and

hire

key

personnel

and

maintain
relationships

with

its

customers

and

suppliers,

and

on

the

Company’s

operating

results

and

business
generally, (iv) the impact on the

Common Shares’ trading price of

the sale or marketing, or

potential sale
or marketing, of a significant number of Common Shares as part of the family’s portfolio diversification,
(v) the risks and hazards inherent in the shell egg business (including disease, pests, weather conditions,
and

potential

for

product

recall),

including

but

not

limited

to

the

current

outbreak

of

HPAI

affecting
poultry in the U.S., Canada and other countries that was first detected in commercial flocks in the U.S. in
February 2022 and that first impacted our flocks in December 2023,

(vi) changes in the demand for and
market prices of shell eggs and feed costs, (vii) our ability to predict and meet demand for cage-free and
other

specialty

eggs,

(viii) risks,

changes,

or

obligations

that

could

result

from

our

recent

or

future
acquisition of

new flocks

or businesses

and risks

or changes

that may

cause conditions

to completing

a
pending

acquisition

not

to

be

met,

(ix) risks

relating

to

changes

in

inflation

and

interest

rates,

(x) our
ability

to

retain

existing

customers,

acquire

new

customers

and

grow

our

product

mix,

(xi) adverse
results

in

pending

litigation

matters,

and

(xii) global

instability,

including

as

a

result

of

the

war

in
Ukraine, the conflicts

in Israel and

surrounding areas and

attacks on shipping

in the Red Sea.

Readers
are cautioned

not to

place undue

reliance on

forward-looking statements

because, while

we believe

the
assumptions

on

which

the

forward-looking

statements

are

based

are

reasonable,

there

can

be

no
assurance

that

these

forward-looking

statements

will

prove

to

be

accurate.

Further,

forward-looking
statements included herein

are only made

as of the

respective dates thereof,

or if no

date is stated,

as of
the

date

hereof.

Except

as

otherwise

required

by

law,

we

disclaim

any

intent

or

obligation

to

update
publicly

these

forward-looking

statements,

whether

because

of

new

information,

future

events,

or
otherwise.
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